UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2006

COMPUTER TASK GROUP, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Agreements

On May 3, 2006, the Compensation Committee of the Board of Directors approved an amendment and restatement of the Computer Task Group, Incorporated Nonqualified Key Employee Deferred Compensation Plan (the "Plan"). The changes effected by the amendment, which are intended to comply with Section 409A of the Internal Revenue Code, include provisions that: (1)  payments made on account of separation from service to certain key employees must be delayed at least six months following separation from service; (2)  elections to defer compensation for a plan year must be irrevocable once the plan year begins; (3) impose certain restrictions to the timing of deferral elections and to elections as to the time and form of payment of benefits; and (4) payment of benefits must be limited to certain permissible payment events or specified times.

Prior to the amendment, the Plan design provided for pooled investments for all accounts and the crediting of a proportionate share of investment returns to each account as of the last day of each year.  The amendment changes the Plan design to permit amounts in a participant's account to be invested in the manner directed by the participant, subject to final approval and authorization by the Committee.  In making investment decisions, participants will select from among the investment options made available by the Committee.  Under the restated Plan, no contributions, payments or investments will be made in Company stock.

Under the Plan, the Chief Executive Officer of the Company, subject to the approval of the Compensation Committee, recommends (1) those key employees who are eligible to participate, and (2) the percentage of each participant's base and bonus compensation which will be contributed each year to the Plan if the Company attains defined performance objectives. All amounts credited to the participant are invested, and the participant is credited with actual earnings on the investment.

A copy of the Plan, as amended and restated, is filed as an Exhibit 99 to this Form 8-K.

Also on May 3, 2006, the Compensation Committee approved the following base salary compensation for the 2006 fiscal year for executive officers who were identified in the Summary Compensation Table contained in the Company's 2006 Proxy Statement:

Name

Principal Position

2006 Base Salary

James R. Boldt

Chairman, President

$425,000

 & Chief Executive

Officer

Gregory M. Dearlove

Senior Vice President

$294,000

Filip J.L. Gyde

Senior Vice President

$250,822

& General Manager

CTG Europe

Thomas J. Niehaus

Senior Vice President

$229,000

& General Manager

CTG Healthcare Solutions

Arthur W. Crumlish

Senior Vice President

$225,000

Strategic Staffing Solutions

Item 9.01 Financial Statements and Exhibits.

        (c)    Exhibits:

99	Computer Task Group, Incorporated Nonqualified Key Employee Deferred Compensation Plan 2006 Restatement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: May 8, 2006	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Computer Task Group, Incorporated Nonqualified Key Employee Deferred Compensation Plan 2006 Restatement.